SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 10, 2003

The Bank Holdings

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-105445	90-0071778
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

9900 Double R Boulevard, Reno, Nevada 89521
(Address of Principal Executive Offices)

(775) 853-8600
(Registrant’s Telephone Number, Including Area Code)

Item 5.    Other Events

(a)                        The Registrant sent a letter to shareholders on November 10, 2003 regarding a future common stock offering.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

99.1	Letter to Shareholders dated November 10, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Bank Holdings

Date: November 10, 2003	By:	/s/ Hal Giomi
Hal Giomi
Chairman & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Letter to Shareholders dated November 10, 2003.